Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10th day of March, 2017

/s/ Anthony C. Allen
Anthony C. Allen

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10th day of March, 2017

/s/ PATRICK J. CONNOLLY
Patrick J. Connolly

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10th day of March, 2017

/s/ Mary Ann Arico
Mary Ann Arico

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10h day of March, 2017

/s/ KENNETH MCBRIDE
Kenneth McBride

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10th day of March, 2017

/s/ NICK SWINMURN
Nick Swinmurn

POWER OF ATTORNEY

The undersigned director of CafePress Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2016 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fred E. Durham, III and Phillip L. Milliner Jr., and each of them, with full power of substitution and resubstitution, as attorney in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 10th day of March, 2017

/s/ Roger D. Shannon
Roger D. Shannon